Target Portfolio Trust

Supplement dated October 17, 2007

to the Prospectus dated April 27, 2007

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The second paragraph on page 50 of the Prospectus, under the Investment Subadvisers section, is hereby deleted. The following two paragraphs will replace the deleted language:

Each of the equity Portfolios has two or more subadvisers, each of which manages the portion of each Fund allocated to it by PI, consistent with the overall investment strategy of the Fund and PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers of each Fund. In addition, PI periodically reallocates assets among subadvisers.

By using two or more subadvisers for each Fund, and by periodically rebalancing or reallocating each Fund’s assets among its subadvisers, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. In addition, the use of several subadvisers for each Fund may help to protect the Funds from capacity risk (a subadviser’s determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser). Reallocations of assets among subadvisers may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Portfolio may experience wash transactions - where one subadviser buys a security at the same time another subadviser sells it. To the extent this happens, the Portfolio’s position in that security remains unchanged, but the Portfolio has paid additional transaction costs.

LR00193